Important Notice Regarding Change in Investment Policy

LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED AUGUST 10, 2011

TO THE

SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MAY 1, 2011, OF

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2011, as supplemented on June 1, 2011 and August 10, 2011, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2011, as supplemented on August 10, 2011, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2010, are incorporated by reference into this Summary Prospectus.

Effective as of November 1, 2011, the fund’s name is changed to Legg Mason Western Asset Mortgage Backed Securities Fund.

Effective as of November 1, 2011, the following text replaces the first paragraph under the section headed “Principal Investment Strategies” in the fund’s Summary Prospectus and Prospectus:

Under normal circumstances, the fund invests at least 80% of its assets in mortgage backed securities. Mortgage-backed securities may be issued by government-sponsored entities such as Federal National Mortgage Association (Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac) and by agencies of the U.S. government, such as Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities may or may not be backed by the full faith and credit of the U.S. government. Even when the U.S. government guarantees principal and interest payments on securities, this guarantee does not apply to losses resulting from declines in the market value of these securities. The fund may invest in securities of any maturity, and the securities may have fixed, floating or variable rates. The fund may enter into dollar rolls (sometimes referred to as mortgage dollar rolls).

Effective as of November 1, 2011, the following text replaces the section titled “Management – Portfolio managers” in the fund’s Summary Prospectus and in the fund’s Prospectus:

Portfolio managers: Stephen A. Walsh, Ronald D. Mass and Stephen P. Fulton. Messrs. Walsh and Mass have been portfolio managers for the fund since 2006. Mr. Fulton has been a portfolio manager for the fund since 2011. These portfolio managers work together with a broader investment management team.

Effective as of November 1, 2011, the following text replaces the second paragraph under the section headed “More on the fund’s investment strategies, investments and risks” in the fund’s Prospectus:

Under normal circumstances, the fund invests at least 80% of its assets in mortgage backed securities.

Effective as of November 1, 2011, the following text replaces the section titled “More on fund management — Portfolio managers” in the fund’s Prospectus:

Portfolio managers

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh, Ronald D. Mass and Stephen P. Fulton. Messrs. Walsh and Mass have been portfolio managers for the fund since 2006. Mr. Fulton has been a portfolio manager for the fund since 2011. Messrs. Walsh, Mass and Fulton have been employed by Western Asset in the capacity of portfolio managers for more than five years.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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